Exhibit 99

Form 4 Joint Filer Information

Name:                                 Lighthouse Management Partners V, L.L.C.

Address:                             Attn: Rick Stubblefield
                                          500 Drake's Landing Road
                                          Greenbrae, CA 94904-3011

Designated Filer:                  Lighthouse Capital Partners V, L.P.

Issuer & Tickler Symbol:       HemoSense, Inc. (HEM)

Date of Event
Requiring Statement:           7/01/05

Signature:                          By: /s/ RICK STUBBLEFIELD
                                         Rick Stubblefield, General Partner